UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant (X)
Filed by a party other than the Registrant ( )

Check the Appropriate Box:

( )    Preliminary Proxy Statement
( )    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )    Definitive Proxy Statement
(X)    Definitive Additional Materials
( )    Soliciting Material under §240.14a-12

HEARTLAND EXPRESS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(X)	No fee required
( )	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11
( )	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (4) and 0-11

HEARTLAND EXPRESS, INC.
901 HEARTLAND WAY
NORTH LIBERTY, IOWA 52317-4726
ATTN: JOSHUA S. HELMICH

Your **Vote** Counts!

HEARTLAND EXPRESS, INC.

2023 Annual Meeting

Vote by May 10, 2023

11:59 PM ET

You invested in HEARTLAND EXPRESS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 11, 2023
8:00 AM CDT

Heartland Express, Inc.
901 Heartland Way
North Liberty, IA 52317

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) M. Gerdin 04) B. Neville 07) D. Millis 02) L. Gordon 05) J. Pratt 03) B. Allen 06) M. Sullivan	For
2.	Ratification of the appointment of Grant Thornton LLP as the Independent Registered Public Accounting Firm of the Company for 2023.	For
3.	Advisory, non-binding vote, on executive compensation.	For
4.	Advisory, non-binding vote, on the frequency of future advisory, non-binding votes on executive compensation.	1 Year

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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